Fourth Quarter

Financial Supplement

December 31, 2011

METLIFE, INC.

METLIFE, INC.

NOTE TO FINANCIALS

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and

•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) business combinations.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page 36, and in MetLife’s earnings press release dated February 14, 2012, for the three months and year ended December 31, 2011, which is available at www.metlife.com.

	METLIFE, INC.
	CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data) (1)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

	Operating earnings available to common shareholders	$1,194	$1,441	$1,353	$1,166	$1,398
	Preferred stock dividends	31	30	31	30	31
	Operating earnings	1,225	1,471	1,384	1,196	1,429
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(84)	(99)	(155)	(55)	(558)
	Net derivative gains (losses)	(1,543)	(315)	352	4,196	591
	Other adjustments to continuing operations	(58)	(204)	(457)	(459)	(521)
	Provision for income tax (expense) benefit	526	201	75	(1,307)	186
	Income (loss) from continuing operations, net of income tax	66	1,054	1,199	3,571	1,127
	Income (loss) from discontinued operations, net of income tax	19	(41)	31	5	25
	Net income (loss)	85	1,013	1,230	3,576	1,152
	Less: Net income (loss) attributable to noncontrolling interest	3	7	(7)	(6)	(4)
	Net income (loss) attributable to MetLife, Inc.	82	1,006	1,237	3,582	1,156
	Less: Preferred stock dividends	31	30	31	30	31
	Less: Preferred stock redemption premium (2)	-	146	-	-	-
	Net income (loss) available to MetLife, Inc.'s common shareholders	$51	$830	$1,206	$3,552	$1,125

	Operating earnings available to common shareholders - diluted	$1.18	$1.35	$1.26	$1.09	$1.31
	Net investment gains (losses)	(0.08)	(0.09)	(0.14)	(0.05)	(0.52)
	Net derivative gains (losses)	(1.52)	(0.29)	0.33	3.94	0.55
	Other adjustments to continuing operations	(0.07)	(0.19)	(0.43)	(0.43)	(0.48)
	Provision for income tax (expense) benefit	0.52	0.19	0.07	(1.23)	0.18
	Discontinued operations, net of income tax	0.02	(0.04)	0.03	-	0.02
	Less: Net income (loss) attributable to noncontrolling interest	-	0.01	(0.01)	(0.01)	-
	Less: Preferred stock redemption premium	-	0.14	-	-	-
	Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted	$0.05	$0.78	$1.13	$3.33	$1.06

	Weighted average common shares outstanding - diluted (2)	1,014.9	1,069.5	1,071.0	1,066.2	1,066.3

	Unaudited	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

	Book value per common share - (actual common shares outstanding) (3)	$44.18	$45.24	$48.48	$55.13	$54.59
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (3)	$43.23	$44.18	$45.31	$48.69	$49.02
	Book value per common share - diluted - (weighted average common shares outstanding) (3)	$45.90	$44.67	$47.87	$54.68	$54.16
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (3)	$44.91	$43.63	$44.73	$48.29	$48.64

		For the Three Months Ended
	Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

	Common shares outstanding, beginning of period	906.9	1,054.4	1,056.1	1,057.4	1,057.6
	Newly issued shares (2)	147.5	1.7	1.3	0.2	0.4
	Common shares outstanding, end of period	1,054.4	1,056.1	1,057.4	1,057.6	1,058.0

	Weighted average common shares outstanding - basic (2)	1,007.3	1,058.5	1,059.8	1,060.2	1,060.4
	Dilutive effect of stock purchase contracts underlying common equity units	-	2.6	4.0	-	-
	Dilutive effect of stock-based awards	7.6	8.4	7.2	6.0	5.9
	Weighted average common shares outstanding - diluted (2)	1,014.9	1,069.5	1,071.0	1,066.2	1,066.3

	Policyholder Trust Shares	222.3	219.0	216.5	215.3	212.9

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank, National Association ("MetLife Bank") and insurance operations in the Caribbean Region, Panama and Costa Rica (the "Caribbean Business") as Divested businesses.

(2)	In connection with the financing of the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, "ALICO") in November 2010, MetLife, Inc. issued to AM Holdings LLC (formerly known as ALICO Holdings LLC)("AM Holdings") 6,857,000 shares of convertible preferred stock. For purposes of the December 31, 2010 common share and weighted average common share calculations, the convertible preferred stock was treated as 68,570,000 shares of common stock. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for net proceeds of $3.0 billion, which were used to repurchase and cancel the 6,857,000 shares of convertible preferred stock held by AM Holdings, resulting in a preferred stock redemption premium of $146 million. As the convertible preferred stock shares were treated as common shares in the December 31, 2010 share calculations, there is no impact to the March 31, 2011 share calculations for the 68,570,000 shares of common stock issued on March 8, 2011.

(3)	Book value per common share, book value per common share, excluding AOCI, book value per common share—diluted and book value per common share, excluding AOCI—diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$324,797	$333,664	$341,744	$353,927	$350,271
Equity securities available-for-sale, at estimated fair value	3,602	3,584	3,238	3,118	3,023
Trading and other securities, at estimated fair value (1)	18,589	19,365	19,700	18,698	18,268
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	58,976	59,397	60,819	59,209	56,915
Held-for-sale, principally at estimated fair value (2)	3,321	2,435	2,805	3,740	15,178
Mortgage loans, net	62,297	61,832	63,624	62,949	72,093
Policy loans	11,761	11,872	11,858	11,932	11,892
Real estate and real estate joint ventures	8,030	8,042	8,234	8,197	8,563
Other limited partnership interests	6,416	6,409	6,453	6,538	6,378
Short-term investments, principally at estimated fair value	9,384	8,822	12,419	15,913	17,310
Other invested assets, principally at estimated fair value	15,430	13,693	14,900	23,138	23,628
Total investments	460,306	467,283	482,170	504,410	511,426
Cash and cash equivalents, principally at estimated fair value (1)	12,957	10,692	9,628	10,001	10,461
Accrued investment income	4,328	4,478	4,341	4,793	4,344
Premiums, reinsurance and other receivables	19,799	20,315	21,070	23,137	22,481
Deferred policy acquisition costs and value of business acquired	27,092	27,979	28,241	27,623	27,971
Goodwill	11,781	11,946	12,036	12,006	11,935
Other assets	8,174	9,321	8,246	8,340	7,984
Assets of subsidiaries held-for-sale	3,331	3,413	3,369	3,421	-
Separate account assets	183,138	195,914	202,382	191,499	203,023
Total assets	$730,906	$751,341	$771,483	$785,230	$799,625

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$170,912	$172,987	$176,353	$182,736	$184,252
Policyholder account balances	210,757	214,641	217,597	217,764	217,700
Other policy-related balances	15,750	15,641	15,456	15,451	15,599
Policyholder dividends payable	830	820	853	871	774
Policyholder dividend obligation	876	793	1,281	2,782	2,919
Payables for collateral under securities loaned and other transactions	27,272	28,625	30,079	34,933	33,716
Bank deposits	10,316	9,313	10,022	10,685	10,507
Short-term debt	306	572	102	451	686
Long-term debt (1)	27,586	27,604	28,269	24,753	23,692
Collateral financing arrangements	5,297	5,297	5,297	5,297	4,647
Junior subordinated debt securities	3,191	3,191	3,192	3,192	3,192
Current income tax payable	297	113	133	385	193
Deferred income tax liability	1,856	2,238	3,764	7,214	7,535
Other liabilities (2)	20,366	20,037	19,707	23,121	30,914
Liabilities of subsidiaries held-for-sale	3,043	3,206	3,163	3,221	-
Separate account liabilities	183,138	195,914	202,382	191,499	203,023
Total liabilities	681,793	700,992	717,650	724,355	739,349

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	117	128	124	130	105

Equity
MetLife, Inc.’s stockholder’s equity:
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	-	-	-	-	-
Common stock, at par value	10	11	11	11	11
Additional paid-in capital	26,423	26,668	26,714	26,744	26,782
Retained earnings	21,363	22,193	23,399	26,951	27,289
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	1,000	1,115	3,356	6,813	5,886
Total MetLife, Inc.'s stockholders' equity	48,625	49,816	53,309	60,348	59,797
Noncontrolling interests	371	405	400	397	374
Total equity	48,996	50,221	53,709	60,745	60,171
Total liabilities and equity	$730,906	$751,341	$771,483	$785,230	$799,625

(1)

At December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, $7,080 million, $6,991 million, $6,865 million, $3,380 million and $3,276 million, respectively, of assets and $6,820 million, $6,684 million, $6,547 million, $3,157 million and $3,068 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See pages 31 and 32, note 3 for the amounts by asset category.

(2)

At December 31, 2011, $7,652 million of assets and $7,626 million of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

OPERATING REVENUES
Premiums	$7,215	$8,532	$9,270	$9,319	$9,148
Universal life and investment-type product policy fees	1,638	1,832	1,908	1,906	1,882
Net investment income	4,437	4,785	5,013	4,971	4,907
Other revenues	472	468	458	517	468
Total operating revenues	13,762	15,617	16,649	16,713	16,405

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,623	8,433	9,270	9,603	8,921
Interest credited to policyholder account balances	1,246	1,479	1,508	1,534	1,536
Capitalization of DAC	(1,044)	(1,567)	(1,696)	(1,849)	(1,737)
Amortization of DAC and VOBA	890	1,122	1,252	1,236	1,189
Amortization of negative VOBA	(57)	(163)	(163)	(150)	(143)
Interest expense on debt	315	323	328	328	326
Other expenses	3,124	3,890	4,172	4,388	4,304
Total operating expenses	12,097	13,517	14,671	15,090	14,396

Operating earnings before provision for income tax	1,665	2,100	1,978	1,623	2,009
Provision for income tax expense (benefit)	440	629	594	427	580
Operating earnings	1,225	1,471	1,384	1,196	1,429
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,194	$1,441	$1,353	$1,166	$1,398

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,225	$1,471	$1,384	$1,196	$1,429
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(84)	(99)	(155)	(55)	(558)
Net derivative gains (losses)	(1,543)	(315)	352	4,196	591
Premiums	-	22	24	23	23
Universal life and investment-type product policy fees	51	57	61	92	68
Net investment income	329	531	83	(715)	31
Other revenues	175	98	134	203	186
Policyholder benefits and claims and policyholder dividends	(188)	(170)	(223)	202	(485)
Interest credited to policyholder account balances	(219)	(445)	66	796	37
Capitalization of DAC	-	2	2	3	2
Amortization of DAC and VOBA	231	66	(129)	(622)	93
Amortization of negative VOBA	7	20	20	20	18
Interest expense on debt	(99)	(92)	(92)	(97)	(43)
Other expenses	(345)	(293)	(403)	(364)	(451)
Provision for income tax (expense) benefit	526	201	75	(1,307)	186
Income (loss) from continuing operations, net of income tax	66	1,054	1,199	3,571	1,127
Income (loss) from discontinued operations, net of income tax	19	(41)	31	5	25
Net income (loss)	85	1,013	1,230	3,576	1,152
Less: Net income (loss) attributable to noncontrolling interest	3	7	(7)	(6)	(4)
Net income (loss) attributable to MetLife, Inc.	82	1,006	1,237	3,582	1,156
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock redemption premium	-	146	-	-	-

Net income (loss) available to MetLife, Inc.'s common shareholders	$51	$830	$1,206	$3,552	$1,125

Premiums, Fees and Other Revenues (Operating)	$9,325	$10,832	$11,636	$11,742	$11,498

(1)

Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank and the Caribbean Business as Divested businesses.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2011

Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$9,148	$6,011	$3,134	$3
Universal life and investment-type product policy fees	1,882	1,254	628	-
Net investment income	4,907	3,604	1,090	213
Other revenues	468	366	48	54
Total operating revenues	16,405	11,235	4,900	270

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,921	6,781	2,139	1
Interest credited to policyholder account balances	1,536	983	553	-
Capitalization of DAC	(1,737)	(751)	(986)	-
Amortization of DAC and VOBA	1,189	602	586	1
Amortization of negative VOBA	(143)	-	(143)	-
Interest expense on debt	326	3	(1)	324
Other expenses	4,304	2,203	1,912	189
Total operating expenses	14,396	9,821	4,060	515

Operating earnings before provision for income tax	2,009	1,414	840	(245)
Provision for income tax expense (benefit)	580	482	270	(172)
Operating earnings	1,429	932	570	(73)
Preferred stock dividends	31	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,398	$932	$570	$(104)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,429	$932	$570	$(73)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(558)	(52)	(337)	(169)
Net derivative gains (losses)	591	823	(230)	(2)
Premiums	23	-	23	-
Universal life and investment-type product policy fees	68	66	2	-
Net investment income	31	(91)	(10)	132
Other revenues	186	-	3	183
Policyholder benefits and claims and policyholder dividends	(485)	(443)	(42)	-
Interest credited to policyholder account balances	37	(1)	38	-
Capitalization of DAC	2	-	2	-
Amortization of DAC and VOBA	93	93	-	-
Amortization of negative VOBA	18	-	18	-
Interest expense on debt	(43)	-	-	(43)
Other expenses	(451)	(5)	(39)	(407)
Provision for income tax (expense) benefit	186	(134)	189	131
Income (loss) from continuing operations, net of income tax	1,127	1,188	187	(248)
Income (loss) from discontinued operations, net of income tax	25	(2)	27	-
Net income (loss)	1,152	1,186	214	(248)
Less: Net income (loss) attributable to noncontrolling interest	(4)	(6)	-	2
Net income (loss) attributable to MetLife, Inc.	1,156	1,192	214	(250)
Less: Preferred stock dividends	31	-	-	31
Less: Preferred stock redemption premium	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,125	$1,192	$214	$(281)

Premiums, Fees and Other Revenues (Operating)	$11,498	$7,631	$3,810	$57

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended December 31, 2010

Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$7,215	$5,608	$1,602	$5
Universal life and investment-type product policy fees	1,638	1,220	418	-
Net investment income	4,437	3,765	458	214
Other revenues	472	333	23	116
Total operating revenues	13,762	10,926	2,501	335

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,623	6,543	1,083	(3)
Interest credited to policyholder account balances	1,246	1,002	244	-
Capitalization of DAC	(1,044)	(626)	(418)	-
Amortization of DAC and VOBA	890	629	259	2
Amortization of negative VOBA	(57)	-	(57)	-
Interest expense on debt	315	3	1	311
Other expenses	3,124	2,023	988	113
Total operating expenses	12,097	9,574	2,100	423

Operating earnings before provision for income tax	1,665	1,352	401	(88)
Provision for income tax expense (benefit)	440	458	99	(117)
Operating earnings	1,225	894	302	29
Preferred stock dividends	31	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,194	$894	$302	$(2)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,225	$894	$302	$29
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(84)	129	(21)	(192)
Net derivative gains (losses)	(1,543)	(921)	(648)	26
Premiums	-	-	-	-
Universal life and investment-type product policy fees	51	51	-	-
Net investment income	329	(40)	179	190
Other revenues	175	-	-	175
Policyholder benefits and claims and policyholder dividends	(188)	(200)	12	-
Interest credited to policyholder account balances	(219)	(8)	(211)	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	231	231	-	-
Amortization of negative VOBA	7	-	7	-
Interest expense on debt	(99)	-	-	(99)
Other expenses	(345)	3	(1)	(347)
Provision for income tax (expense) benefit	526	264	187	75
Income (loss) from continuing operations, net of income tax	66	403	(194)	(143)
Income (loss) from discontinued operations, net of income tax	19	5	13	1
Net income (loss)	85	408	(181)	(142)
Less: Net income (loss) attributable to noncontrolling interest	3	2	1	-
Net income (loss) attributable to MetLife, Inc.	82	406	(182)	(142)
Less: Preferred stock dividends	31	-	-	31
Less: Preferred stock redemption premium	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$51	$406	$(182)	$(173)

Premiums, Fees and Other Revenues (Operating)	$9,325	$7,161	$2,043	$121

(1)

Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank as Divested businesses.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2011

Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$36,269	$23,508	$12,751	$10
Universal life and investment-type product policy fees	7,528	4,958	2,570	-
Net investment income	19,676	14,688	4,074	914
Other revenues	1,911	1,418	174	319
Total operating revenues	65,384	44,572	19,569	1,243

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	36,227	27,522	8,697	8
Interest credited to policyholder account balances	6,057	3,913	2,144	-
Capitalization of DAC	(6,849)	(2,956)	(3,893)	-
Amortization of DAC and VOBA	4,799	2,366	2,432	1
Amortization of negative VOBA	(619)	-	(619)	-
Interest expense on debt	1,305	10	1	1,294
Other expenses	16,754	8,565	7,562	627
Total operating expenses	57,674	39,420	16,324	1,930

Operating earnings before provision for income tax	7,710	5,152	3,245	(687)
Provision for income tax expense (benefit)	2,230	1,749	1,033	(552)
Operating earnings	5,480	3,403	2,212	(135)
Preferred stock dividends	122	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$5,358	$3,403	$2,212	$(257)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5,480	$3,403	$2,212	$(135)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(867)	151	(837)	(181)
Net derivative gains (losses)	4,824	3,950	985	(111)
Premiums	92	-	92	-
Universal life and investment-type product policy fees	278	270	8	-
Net investment income	(70)	(257)	(468)	655
Other revenues	621	-	11	610
Policyholder benefits and claims and policyholder dividends	(676)	(236)	(440)	-
Interest credited to policyholder account balances	454	(19)	473	-
Capitalization of DAC	9	-	9	-
Amortization of DAC and VOBA	(592)	(569)	(23)	-
Amortization of negative VOBA	78	-	78	-
Interest expense on debt	(324)	-	-	(324)
Other expenses	(1,511)	-	(143)	(1,368)
Provision for income tax (expense) benefit	(845)	(1,150)	15	290
Income (loss) from continuing operations, net of income tax	6,951	5,543	1,972	(564)
Income (loss) from discontinued operations, net of income tax	20	61	(44)	3
Net income (loss)	6,971	5,604	1,928	(561)
Less: Net income (loss) attributable to noncontrolling interest	(10)	(3)	(5)	(2)
Net income (loss) attributable to MetLife, Inc.	6,981	5,607	1,933	(559)
Less: Preferred stock dividends	122	-	-	122
Less: Preferred stock redemption premium	146	-	-	146
Net income (loss) available to MetLife, Inc.'s common shareholders	$6,713	$5,607	$1,933	$(827)

Premiums, Fees and Other Revenues (Operating)	$45,708	$29,884	$15,495	$329

METLIFE, INC. CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Year Ended December 31, 2010
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$27,071	$22,936	$4,124	$11
Universal life and investment-type product policy fees	5,817	4,497	1,320	-
Net investment income	16,880	14,626	1,611	643
Other revenues	1,675	1,249	35	391
Total operating revenues	51,443	43,308	7,090	1,045

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	29,972	26,624	3,362	(14)
Interest credited to policyholder account balances	4,697	4,020	677	-
Capitalization of DAC	(3,299)	(2,375)	(924)	-
Amortization of DAC and VOBA	2,802	2,229	572	1
Amortization of negative VOBA	(57)	-	(57)	-
Interest expense on debt	1,139	10	3	1,126
Other expenses	10,690	7,746	2,477	467
Total operating expenses	45,944	38,254	6,110	1,580

Operating earnings before provision for income tax	5,499	5,054	980	(535)
Provision for income tax expense (benefit)	1,544	1,710	200	(366)
Operating earnings	3,955	3,344	780	(169)
Preferred stock dividends	122	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,833	$3,344	$780	$(291)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,955	$3,344	$780	$(169)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(408)	411	(289)	(530)
Net derivative gains (losses)	(265)	287	(491)	(61)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	211	211	-	-
Net investment income	631	(210)	44	797
Other revenues	653	-	-	653
Policyholder benefits and claims and policyholder dividends	(698)	(439)	(259)	-
Interest credited to policyholder account balances	(222)	(11)	(211)	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	(41)	(41)	-	-
Amortization of negative VOBA	7	-	7	-
Interest expense on debt	(411)	-	-	(411)
Other expenses	(1,044)	5	(8)	(1,041)
Provision for income tax (expense) benefit	379	(83)	274	188
Income (loss) from continuing operations, net of income tax	2,747	3,474	(153)	(574)
Income (loss) from discontinued operations, net of income tax	39	19	22	(2)
Net income (loss)	2,786	3,493	(131)	(576)
Less: Net income (loss) attributable to noncontrolling interest	(4)	3	(5)	(2)
Net income (loss) attributable to MetLife, Inc.	2,790	3,490	(126)	(574)
Less: Preferred stock dividends	122	-	-	122
Less: Preferred stock redemption premium	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$2,668	$3,490	$(126)	$(696)

Premiums, Fees and Other Revenues (Operating)	$34,563	$28,682	$5,479	$402

(1)    Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank as Divested businesses.

METLIFE, INC. SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

U.S. BUSINESS

INSURANCE PRODUCTS	$309	$350	$449	$265	$411

RETIREMENT PRODUCTS	228	212	201	104	216

CORPORATE BENEFIT FUNDING	283	289	314	264	224

AUTO & HOME	74	57	(56)	22	81

U.S. BUSINESS TOTAL	$894	$908	$908	$655	$932

INTERNATIONAL

JAPAN	94	290	245	315	326

OTHER INTERNATIONAL REGIONS (2)	208	273	259	260	244

INTERNATIONAL TOTAL	$302	$563	$504	$575	$570

CORPORATE & OTHER (2)	(2)	(30)	(59)	(64)	(104)

METLIFE, INC. CONSOLIDATED	$1,194	$1,441	$1,353	$1,166	$1,398

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.'s common shareholders for each segment appears in the QFS as follows: (i) Insurance Products, page 11, (ii) Retirement Products, page 18, (iii) Corporate Benefit Funding, page 22, (iv) Auto & Home, page 26, (v) Japan, page 28, (vi) Other International Regions, page 29, and (vii) Corporate & Other, page 30. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife Inc.'s common shareholders appears on page 5.

(2)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank and the Caribbean Business as Divested businesses.

U.S. BUSINESS INSURANCE PRODUCTS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

OPERATING REVENUES
Premiums	$4,326	$4,192	$4,268	$4,159	$4,330	$17,200	$16,949
Universal life and investment-type product policy fees	613	564	565	566	569	2,247	2,264
Net investment income	1,554	1,529	1,572	1,526	1,480	6,068	6,107
Other revenues	199	200	204	216	209	761	829
Total operating revenues	6,692	6,485	6,609	6,467	6,588	26,276	26,149

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	4,822	4,665	4,634	4,816	4,592	19,075	18,707
Interest credited to policyholder account balances	249	241	246	255	255	963	997
Capitalization of DAC	(214)	(216)	(214)	(213)	(221)	(841)	(864)
Amortization of DAC and VOBA	300	231	214	186	266	966	897
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	—	—	—	1	—
Other expenses	1,059	1,025	1,038	1,016	1,064	4,080	4,143
Total operating expenses	6,217	5,946	5,918	6,060	5,956	24,244	23,880

Operating earnings before provision for income tax	475	539	691	407	632	2,032	2,269
Provision for income tax expense (benefit)	166	189	242	142	221	711	794
Operating earnings	309	350	449	265	411	1,321	1,475
Preferred stock dividends	—	—	—	—	—	—	—
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$309	$350	$449	$265	$411	$1,321	$1,475

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$309	$350	$449	$265	$411	$1,321	$1,475
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	25	37	3	15	(2)	103	53
Net derivative gains (losses)	(496)	(169)	261	1,597	160	215	1,849
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	(5)	(3)	1	16	—	1	14
Net investment income	(41)	(49)	(56)	(60)	(59)	(151)	(224)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	1	(1)	(5)	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(12)	—	(4)	(56)	145	(90)	85
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	1	—	—	1	(1)	1	—
Provision for income tax (expense) benefit	183	65	(73)	(530)	(85)	(28)	(623)
Income (loss) from continuing operations, net of income tax	(36)	231	581	1,249	568	1,367	2,629
Income (loss) from discontinued operations, net of income tax	2	20	8	9	(1)	4	36
Net income (loss)	(34)	251	589	1,258	567	1,371	2,665
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	1	—	1
Net income (loss) attributable to MetLife, Inc.	(34)	251	589	1,258	566	1,371	2,664
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$(34)	$251	$589	$1,258	$566	$1,371	$2,664

Premiums, Fees and Other Revenues (Operating)	$5,138	$4,956	$5,037	$4,941	$5,108	$20,208	$20,042

U.S. BUSINESS
INSURANCE PRODUCTS - GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

OPERATING REVENUES
Premiums	$1,735	$1,765	$1,818	$1,711	$1,771	$7,222	$7,065
Universal life and investment-type product policy fees	156	159	155	159	157	616	630
Net investment income	206	200	205	200	194	826	799
Other revenues	-	2	1	-	1	6	4
Total operating revenues	2,097	2,126	2,179	2,070	2,123	8,670	8,498

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,746	1,768	1,726	1,847	1,732	7,185	7,073
Interest credited to policyholder account balances	42	40	42	43	40	173	165
Capitalization of DAC	(4)	(5)	(4)	(4)	(4)	(15)	(17)
Amortization of DAC and VOBA	2	3	5	3	5	15	16
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	160	140	141	141	142	589	564
Total operating expenses	1,946	1,946	1,910	2,030	1,915	7,947	7,801

Operating earnings before provision for income tax	151	180	269	40	208	723	697
Provision for income tax expense (benefit)	53	63	94	14	73	253	244
Operating earnings	98	117	175	26	135	470	453
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$117	$175	$26	$135	$470	$453

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$98	$117	$175	$26	$135	$470	$453
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(2)	3	(6)	(14)	(1)	9	(18)
Net derivative gains (losses)	(9)	(22)	36	56	13	71	83
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(19)	(18)	(21)	(21)	(20)	(71)	(80)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	10	13	(3)	(8)	3	(3)	5
Income (loss) from continuing operations, net of income tax	78	93	181	39	130	476	443
Income (loss) from discontinued operations, net of income tax	1	-	-	2	-	-	2
Net income (loss)	79	93	181	41	130	476	445
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	79	93	181	41	130	476	445
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$79	$93	$181	$41	$130	$476	$445

Premiums, Fees and Other Revenues (Operating)	$1,891	$1,926	$1,974	$1,870	$1,929	$7,844	$7,699

Group Life Mortality Ratio	89.7%	88.2%	82.1%	98.5%	85.2%

U.S. BUSINESS

INSURANCE PRODUCTS—INDIVIDUAL LIFE

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS—PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011
OPERATING REVENUES
Premiums	$1,113	$951	$988	$993	$1,098	$4,072	$4,030
Universal life and investment-type product policy fees	457	405	410	407	412	1,631	1,634
Net investment income	1,116	1,097	1,119	1,074	1,039	4,354	4,329
Other revenues	110	107	112	123	111	398	453
Total operating revenues	2,796	2,560	2,629	2,597	2,660	10,455	10,446
OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,750	1,603	1,628	1,709	1,562	6,621	6,502
Interest credited to policyholder account balances	203	198	201	209	211	771	819
Capitalization of DAC	(172)	(166)	(171)	(176)	(182)	(664)	(695)
Amortization of DAC and VOBA	259	192	173	152	225	812	742
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	-	1	-
Other expenses	527	525	545	519	555	2,078	2,144
Total operating expenses	2,568	2,352	2,376	2,413	2,371	9,619	9,512
Operating earnings before provision for income tax	228	208	253	184	289	836	934
Provision for income tax expense (benefit)	79	73	89	64	101	292	327
Operating earnings	149	135	164	120	188	544	607
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$149	$135	$164	$120	$188	$544	$607

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$149	$135	$164	$120	$188	$544	$607
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	28	25	1	21	7	66	54
Net derivative gains (losses)	(115)	(70)	81	525	42	22	578
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(5)	(3)	1	16	-	1	14
Net investment income	(13)	(17)	(19)	(22)	(23)	(49)	(81)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(12)	-	(4)	(56)	145	(90)	85
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	-	-	-	-	1	-
Provision for income tax (expense) benefit	40	23	(22)	(169)	(61)	16	(229)
Income (loss) from continuing operations, net of income tax	73	93	202	435	298	511	1,028
Income (loss) from discontinued operations, net of income tax	1	20	8	7	(1)	4	34
Net income (loss)	74	113	210	442	297	515	1,062
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	2	-	2
Net income (loss) attributable to MetLife, Inc.	74	113	210	442	295	515	1,060
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$74	$113	$210	$442	$295	$515	$1,060

Premiums, Fees and Other Revenues (Operating)	$1,680	$1,463	$1,510	$1,523	$1,621	$6,101	$6,117

Mortality as a Percentage of Expected	82.9%	92.5%	84.4%	98.5%	81.1%

Lapse Ratio
Traditional Life	6.4%	6.5%	6.6%	6.8%	6.1%
Variable & Universal Life	6.1%	6.0%	5.8%	5.8%	5.4%

U.S. BUSINESS

INSURANCE PRODUCTS—NON-MEDICAL HEALTH

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS—PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011
OPERATING REVENUES
Premiums	$1,478	$1,476	$1,462	$1,455	$1,461	$5,906	$5,854
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	232	232	248	252	247	888	979
Other revenues	89	91	91	93	97	357	372
Total operating revenues	1,799	1,799	1,801	1,800	1,805	7,151	7,205
OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,326	1,294	1,280	1,260	1,298	5,269	5,132
Interest credited to policyholder account balances	4	3	3	3	4	19	13
Capitalization of DAC	(38)	(45)	(39)	(33)	(35)	(162)	(152)
Amortization of DAC and VOBA	39	36	36	31	36	139	139
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	372	360	352	356	367	1,413	1,435
Total operating expenses	1,703	1,648	1,632	1,617	1,670	6,678	6,567
Operating earnings before provision for income tax	96	151	169	183	135	473	638
Provision for income tax expense (benefit)	34	53	59	64	47	166	223
Operating earnings	62	98	110	119	88	307	415
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$62	$98	$110	$119	$88	$307	$415

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$62	$98	$110	$119	$88	$307	$415
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(1)	9	8	8	(8)	28	17
Net derivative gains (losses)	(372)	(77)	144	1,016	105	122	1,188
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(9)	(14)	(16)	(17)	(16)	(31)	(63)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	1	(1)	(5)	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	1	(1)	-	-
Provision for income tax (expense) benefit	133	29	(48)	(353)	(27)	(41)	(399)
Income (loss) from continuing operations, net of income tax	(187)	45	198	775	140	380	1,158
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(187)	45	198	775	140	380	1,158
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	(1)	-	(1)
Net income (loss) attributable to MetLife, Inc.	(187)	45	198	775	141	380	1,159
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(187)	$45	$198	$775	$141	$380	$1,159

Premiums, Fees and Other Revenues (Operating)	$1,567	$1,567	$1,553	$1,548	$1,558	$6,263	$6,226

Non-Medical Health Benefit Ratio	89.7%	87.7%	87.5%	86.6%	88.9%

U.S. BUSINESS

INSURANCE PRODUCTS

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE

	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31,2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$12,005	$11,892	$11,963	$11,744	$11,587
Premiums and deposits	3,292	3,418	3,038	2,791	2,731
Surrenders and withdrawals	(1,423)	(1,379)	(1,231)	(1,087)	(896)
Benefit payments	(1,900)	(1,888)	(1,844)	(1,827)	(1,833)

Net Flows	(31)	151	(37)	(123)	2
Net transfers from (to) separate account	-	2	2	3	2
Interest	73	67	69	69	68
Policy charges	(123)	(120)	(133)	(109)	(122)
Other	(32)	(29)	(120)	3	(81)

Balance, end of period	$11,892	$11,963	$11,744	$11,587	$11,456
INDIVIDUAL LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31,2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$75,300	$76,264	$76,713	$77,207	$77,654
Premiums and deposits	2,181	2,108	2,055	2,066	2,157
Surrenders and withdrawals	(944)	(943)	(895)	(905)	(887)
Benefit payments	(621)	(678)	(627)	(694)	(670)

Net Flows	616	487	533	467	600
Net transfers from (to) separate account	32	23	36	27	27
Interest	766	765	767	777	780
Policy charges	(414)	(419)	(428)	(435)	(446)
Other	(36)	(407)	(414)	(389)	(666)

Balance, end of period	$76,264	$76,713	$77,207	$77,654	$77,949
NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31,2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$13,901	$14,187	$14,384	$14,581	$14,802
Premiums and deposits	1,500	1,504	1,488	1,583	1,488
Surrenders and withdrawals	(3)	(3)	(3)	(103)	(3)
Benefit payments	(1,093)	(1,136)	(1,116)	(1,074)	(1,073)

Net Flows	404	365	369	406	412
Net transfers from (to) separate account	-	-	-	-	-
Interest	157	157	161	164	167
Policy charges	-	-	-	-	-
Other	(275)	(325)	(333)	(349)	(200)

Balance, end of period	$14,187	$14,384	$14,581	$14,802	$15,181
SEPARATE ACCOUNT LIABILITIES GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31,2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$456	$491	$516	$516	$444
Premiums and deposits	45	50	47	47	47
Surrenders and withdrawals	(14)	(10)	(7)	(8)	(7)
Benefit payments	(1)	-	-	-	-

Net Flows	30	40	40	39	40
Investment performance	40	24	-	(70)	34
Net transfers from (to) general account	-	(2)	(2)	(3)	(2)
Policy charges	(35)	(37)	(38)	(38)	(38)
Other	-	-	-	-	-

Balance, end of period	$491	$516	$516	$444	$478

INDIVIDUAL LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31,2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$8,576	$9,076	$9,368	$9,301	$8,071
Premiums and deposits	190	193	184	178	240
Surrenders and withdrawals	(153)	(139)	(131)	(116)	(109)
Benefit payments	(9)	(12)	(14)	(8)	(8)

Net Flows	28	42	39	54	123
Investment performance	652	413	69	(1,121)	576
Net transfers from (to) general account	(32)	(23)	(36)	(27)	(27)
Policy charges	(139)	(139)	(139)	(136)	(136)
Other	(9)	(1)	-	-	(661)

Balance, end of period	$9,076	$9,368	$9,301	$8,071	7,946

U.S. BUSINESS

INSURANCE PRODUCTS

OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Direct and allocated expenses	$593	$581	$584	$562	$617
Pension and post-retirement benefit costs	52	51	51	55	51
Premium taxes, other taxes, and licenses & fees	81	71	73	66	68
Total fixed operating expenses	$726	$703	$708	$683	$736

Commissions and other variable expenses	333	322	330	333	328

Total other expenses	$1,059	$1,025	$1,038	$1,016	$1,064

INDIVIDUAL LIFE SALES BY PRODUCT (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Individual Life Sales

Term Life	$32	$30	$33	$32	$35
Whole Life	29	27	30	27	29
Variable Life	8	9	11	9	16
Universal Life	61	57	54	52	56
Total Individual Life sales (2)	$130	$123	$128	$120	$136

(1)

Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)

Of the $136 million of Individual Life Sales during the three months ended December 31, 2011, approximately 33% were distributed through MetLife agents, 12% through New England Financial agents, 51% through MetLife’s third party channels and 4% through other channels.

U.S. BUSINESS

INSURANCE PRODUCTS

SPREAD BY PRODUCT

GROUP LIFE

	For the Three Months Ended
Unaudited	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Investment income yield	5.40%	5.52%	5.73%	5.66%	5.62%
Average crediting rate	2.06%	2.01%	2.07%	2.11%	2.01%
Annualized general account spread	3.34%	3.51%	3.66%	3.55%	3.61%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
Unaudited	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Investment income yield	6.44%	6.72%	6.57%	6.33%	5.80%
Average crediting rate	4.63%	4.53%	4.47%	4.55%	4.49%
Annualized general account spread (1)	1.81%	2.19%	2.10%	1.78%	1.31%

NON-MEDICAL HEALTH

	For the Three Months Ended
Unaudited	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Investment income yield	6.38%	6.19%	6.53%	6.35%	6.40%
Average crediting rate	4.72%	4.70%	4.70%	4.66%	4.68%
Annualized general account spread	1.66%	1.49%	1.83%	1.69%	1.72%

(1)	This represents the general account spread for Variable & Universal Life, a component of Individual Life.

U.S. BUSINESS RETIREMENT PRODUCTS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

OPERATING REVENUES
Premiums	$145	$206	$240	$393	$302	$875	$1,141
Universal life and investment-type product policy fees	550	586	622	620	635	2,024	2,463
Net investment income	845	786	792	800	817	3,395	3,195
Other revenues	61	75	75	77	80	220	307
Total operating revenues	1,601	1,653	1,729	1,890	1,834	6,514	7,106

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	280	375	402	585	484	1,487	1,846
Interest credited to policyholder account balances	407	393	395	408	399	1,612	1,595
Capitalization of DAC	(301)	(317)	(400)	(478)	(417)	(1,067)	(1,612)
Amortization of DAC and VOBA	214	198	238	347	221	808	1,004
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	-	1	-	1	3	2
Other expenses	653	678	784	867	814	2,437	3,143
Total operating expenses	1,252	1,327	1,420	1,729	1,502	5,280	5,978

Operating earnings before provision for income tax	349	326	309	161	332	1,234	1,128
Provision for income tax expense (benefit)	121	114	108	57	116	431	395
Operating earnings	228	212	201	104	216	803	733
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$228	$212	$201	$104	$216	$803	$733

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$228	$212	$201	$104	$216	$803	$733
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	43	9	42	21	12	139	84
Net derivative gains (losses)	(392)	(7)	271	956	527	235	1,747
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	56	58	58	74	66	210	256
Net investment income	(47)	(38)	(33)	(47)	(60)	(249)	(178)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(230)	(147)	(12)	407	(449)	(392)	(201)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	243	67	(124)	(545)	(52)	49	(654)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	-	-	1	(1)	1	-
Provision for income tax (expense) benefit	109	20	(71)	(303)	(14)	(4)	(368)
Income (loss) from continuing operations, net of income tax	11	174	332	668	245	792	1,419
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	1	-
Net income (loss)	11	174	332	668	245	793	1,419
Less: Net income (loss) attributable to noncontrolling interest	1	-	-	1	(3)	1	(2)
Net income (loss) attributable to MetLife, Inc.	10	174	332	667	248	792	1,421
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$10	$174	$332	$667	$248	$792	$1,421

Premiums, Fees and Other Revenues (Operating)	$756	$867	$937	$1,090	$1,017	$3,119	$3,911

Lapse Ratio
Fixed Annuities	6.0%	6.2%	6.4%	6.6%	7.8%
Variable Annuities	7.3%	7.3%	7.4%	6.9%	6.8%

U.S. BUSINESS

RETIREMENT PRODUCTS

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$57,485	$55,346	$54,973	$55,675	$60,319
Premiums and deposits (1), (2)	1,775	1,745	2,027	2,812	2,311
Surrenders and withdrawals	(999)	(913)	(921)	(991)	(1,300)
Benefit payments	(469)	(496)	(493)	(503)	(487)

Net Flows	307	336	613	1,318	524
Net transfers from (to) separate account	(1,131)	(846)	(733)	(624)	(1,401)
Interest	560	545	546	551	540
Policy charges	(16)	(17)	(20)	(19)	(15)
Other	(1,859)	(391)	296	3,418	(823)

Balance, end of period	$55,346	$54,973	$55,675	$60,319	$59,144

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$97,587	$107,335	$114,569	$118,522	$108,707
Premiums and deposits (1)	3,978	4,564	5,703	6,787	5,778
Surrenders and withdrawals	(1,851)	(2,106)	(2,330)	(2,112)	(1,993)
Benefit payments	(205)	(206)	(219)	(209)	(203)
Net Flows	1,922	2,252	3,154	4,466	3,582
Investment performance	7,191	4,664	655	(14,336)	7,219
Net transfers from (to) general account	1,131	846	733	624	1,401
Policy charges	(496)	(529)	(589)	(574)	(589)
Other	-	1	-	5	(34)
Balance, end of period	$107,335	$114,569	$118,522	$108,707	$120,286

(1)	Includes company sponsored internal exchanges.
(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS

RETIREMENT PRODUCTS

OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT

OTHER EXPENSES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Direct and allocated expenses	$180	$181	$198	$187	$203
Pension and post-retirement benefit costs	21	20	20	21	20
Premium taxes, other taxes, and licenses & fees	6	7	7	6	12
Total fixed operating expenses	$207	$208	$225	$214	$235

Commissions and other variable expenses	446	470	559	653	579

Total other expenses	$653	$678	$784	$867	$814

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)

	For the Three Months Ended
Unaudited (in millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$383	$362	$376	$617	$548
Variable annuity sales	5,129	5,691	6,971	8,561	7,229
Total annuity sales (2)	$5,512	$6,053	$7,347	$9,178	$7,777
Separate Account and General Account
Separate Accounts
Total variable annuities separate accounts	$3,809	$4,384	$5,398	$6,442	$5,538
General Accounts
Fixed annuity	383	362	376	617	548
Variable annuity	1,320	1,307	1,573	2,119	1,691
Total general accounts	1,703	1,669	1,949	2,736	2,239
Total premiums and deposits	$5,512	$6,053	$7,347	$9,178	$7,777

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)

Of the $7,777 million of Individual Annuity Sales during the three months ended December 31, 2011, approximately 16% were distributed through MetLife agents, 5% through New England Financial agents, 71% through MetLife’s third party channels, 6% through MetLife Resources representatives, 1% through Retirement & Benefit Funding, and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD

DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Investment income yield	6.47%	6.17%	6.11%	6.07%	6.48%
Average crediting rate	3.65%	3.58%	3.54%	3.50%	3.47%
Annualized general account spread	2.82%	2.59%	2.57%	2.57%	3.01%

U.S. BUSINESS

CORPORATE BENEFIT FUNDING

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011
OPERATING REVENUES
Premiums	$391	$291	$781	$724	$622	$1,938	$2,418
Universal life and investment-type product policy fees	57	54	58	69	50	226	231
Net investment income	1,313	1,311	1,325	1,289	1,256	4,954	5,181
Other revenues	65	60	61	61	67	246	249
Total operating revenues	1,826	1,716	2,225	2,143	1,995	7,364	8,079
OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	926	821	1,292	1,287	1,194	4,041	4,594
Interest credited to policyholder account balances	346	335	330	327	329	1,445	1,321
Capitalization of DAC	(2)	(12)	(6)	(6)	(3)	(19)	(27)
Amortization of DAC and VOBA	4	5	5	4	3	16	17
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	3	2	2	2	2	6	8
Other expenses	114	119	118	126	124	460	487
Total operating expenses	1,391	1,270	1,741	1,740	1,649	5,949	6,400
Operating earnings before provision for income tax	435	446	484	403	346	1,415	1,679
Provision for income tax expense (benefit)	152	157	170	139	122	495	588
Operating earnings	283	289	314	264	224	920	1,091
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$283	$289	$314	$264	$224	$920	$1,091

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$283	$289	$314	$264	$224	$920	$1,091
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	65	12	(12)	86	(63)	176	23
Net derivative gains (losses)	(39)	(127)	(52)	407	138	(162)	366
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	48	44	35	38	28	190	145
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	30	8	(12)	(38)	7	(42)	(35)
Interest credited to policyholder account balances	(8)	(8)	(8)	(2)	(1)	(11)	(19)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	-	1	2	(3)	3	-
Provision for income tax (expense) benefit	(28)	25	17	(173)	(35)	(54)	(166)
Income (loss) from continuing operations, net of income tax	352	243	283	584	295	1,020	1,405
Income (loss) from discontinued operations, net of income tax	3	-	21	5	(1)	14	25
Net income (loss)	355	243	304	589	294	1,034	1,430
Less: Net income (loss) attributable to noncontrolling interest	1	-	-	2	(4)	2	(2)
Net income (loss) attributable to MetLife, Inc.	354	243	304	587	298	1,032	1,432
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$354	$243	$304	$587	$298	$1,032	$1,432

Premiums, Fees and Other Revenues (Operating)	$513	$405	$900	$854	$739	$2,410	$2,898

U.S. BUSINESS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$97,929	$96,960	$98,689	$99,747	$99,258

Premiums and deposits	13,947	16,668	11,052	14,196	13,581
Surrenders and withdrawals	(13,124)	(14,789)	(10,718)	(17,347)	(12,490)
Benefit payments	(707)	(713)	(711)	(762)	(745)

Net Flows	116	1,166	(377)	(3,913)	346

Net transfers from (to) separate account	(12)	(4)	(4)	(12)	(31)
Interest	982	970	961	948	943
Policy charges	(25)	(34)	(34)	(34)	(32)
Other	(2,030)	(369)	512	2,522	295

Balance, end of period	$96,960	$98,689	$99,747	$99,258	$100,779

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Balance, beginning of period	$56,670	$56,571	$61,004	$63,195	$65,004

Premiums and deposits	1,811	4,177	2,854	3,068	1,983
Surrenders and withdrawals	(1,189)	(1,255)	(1,404)	(2,061)	(2,106)
Benefit payments	(15)	(68)	(23)	(17)	(13)

Net Flows	607	2,854	1,427	990	(136)

Investment performance	205	758	1,012	807	1,350
Net transfers from (to) general account	12	4	4	12	31
Policy charges	(61)	(67)	(61)	(63)	(79)
Other	(862)	884	(191)	63	(1,342)

Balance, end of period	$56,571	$61,004	$63,195	$65,004	$64,828

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Direct and allocated expenses	$65	$64	$64	$66	$81
Pension and post-retirement benefit costs	11	11	11	11	11
Premium taxes, other taxes, and licenses & fees	1	6	5	10	4
Total fixed operating expenses	$77	$81	$80	$87	$96

Commissions and other variable expenses	37	38	38	39	28
Total other expenses	$114	$119	$118	$126	$124

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING
	For the Three Months Ended
Unaudited	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Investment income yield	5.39%	5.31%	5.27%	5.16%	5.08%
Average crediting rate	3.83%	3.74%	3.66%	3.71%	3.77%
Annualized general account spread	1.56%	1.57%	1.61%	1.45%	1.31%

U.S. BUSINESS AUTO & HOME STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

OPERATING REVENUES
Premiums (1)	$746	$735	$748	$760	$757	$2,923	$3,000
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	53	53	51	50	51	209	205
Other revenues	8	8	7	8	10	22	33
Total operating revenues	807	796	806	818	818	3,154	3,238

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	515	532	719	613	511	2,021	2,375
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(109)	(105)	(117)	(121)	(110)	(448)	(453)
Amortization of DAC and VOBA	111	109	113	114	112	439	448
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	197	193	198	200	201	769	792
Total operating expenses	714	729	913	806	714	2,781	3,162

Operating earnings before provision for income tax	93	67	(107)	12	104	373	76
Provision for income tax expense (benefit)	19	10	(51)	(10)	23	73	(28)
Operating earnings	74	57	(56)	22	81	300	104
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$74	$57	$(56)	$22	$81	$300	$104

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$74	$57	$(56)	$22	$81	$300	$104
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(4)	-	(6)	(4)	1	(7)	(9)
Net derivative gains (losses)	6	-	(3)	(7)	(2)	(1)	(12)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	-	3	4	-	3	7
Income (loss) from continuing operations, net of income tax	76	57	(62)	15	80	295	90
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	76	57	(62)	15	80	295	90
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	76	57	(62)	15	80	295	90
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$76	$57	$(62)	$15	$80	$295	$90

Premiums, Fees and Other Revenues (Operating)	$754	$743	$755	$768	$767	$2,945	$3,033

(1) Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011

Net Written Premiums by Product
Automobile	$489	$496	$509	$529	$491
Homeowners	229	201	255	265	238
Other	11	22	14	13	11
Total	$729	$719	$778	$807	$740

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	69.1%	72.5%	96.1%	80.6%	67.5%
Policyholder benefits and dividends	0.1%	0.1%	0.1%	0.0%	0.0%
Other expense ratio	26.6%	26.5%	25.8%	25.6%	26.8%
Payment fees credit	(0.6%)	(0.6%)	(0.5%)	(0.5%)	(0.5%)
Total combined ratio	95.2%	98.5%	121.5%	105.7%	93.8%
Effect of catastrophe losses	5.2%	6.2%	35.8%	17.7%	3.6%
Combined ratio excluding catastrophes	90.0%	92.3%	85.7%	88.0%	90.2%

Auto
Loss and loss adjustment expense ratio	74.7%	66.8%	71.4%	67.6%	74.7%
Policyholder benefits and dividends	0.1%	0.1%	0.1%	0.0%	0.0%
Other expense ratio	26.2%	25.6%	25.3%	25.2%	26.0%
Payment fees credit	(0.6%)	(0.7%)	(0.6%)	(0.6%)	(0.6%)
Total combined ratio	100.4%	91.8%	96.2%	92.2%	100.1%
Effect of catastrophe losses	1.1%	(0.1%)	5.7%	2.8%	0.6%
Combined ratio excluding catastrophes	99.3%	91.9%	90.5%	89.4%	99.5%

Homeowners & Other
Loss and loss adjustment expense ratio	57.4%	84.0%	146.1%	106.7%	53.3%
Policyholder benefits and dividends	0.1%	0.1%	0.1%	0.0%	0.0%
Other expense ratio	27.3%	28.5%	27.1%	26.5%	28.4%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)
Total combined ratio	84.4%	112.2%	172.9%	132.8%	81.3%
Effect of catastrophe losses	13.5%	19.0%	96.8%	47.7%	9.4%
Combined ratio excluding catastrophes	70.9%	93.2%	76.1%	85.1%	71.9%

Pre-Tax Catastrophe Losses
Auto	$6	$—	$28	$14	$4
Homeowners & Other	33	46	239	121	23
Total	$39	$46	$267	$135	$27

INTERNATIONAL

JAPAN

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

OPERATING REVENUES
Premiums	$499	$1,517	$1,602	$1,601	$1,605	$499	$6,325
Universal life and investment-type product policy fees	55	194	195	220	215	55	824
Net investment income	145	439	517	540	583	145	2,079
Other revenues	7	9	4	5	4	7	22
Total operating revenues	706	2,159	2,318	2,366	2,407	706	9,250

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	309	949	1,019	999	1,006	309	3,973
Interest credited to policyholder account balances	123	369	388	401	403	123	1,561
Capitalization of DAC	(149)	(522)	(519)	(619)	(590)	(149)	(2,250)
Amortization of DAC and VOBA	82	292	371	318	331	82	1,312
Amortization of negative VOBA	(49)	(146)	(141)	(135)	(133)	(49)	(555)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	244	770	823	909	896	244	3,398
Total operating expenses	560	1,712	1,941	1,873	1,913	560	7,439

Operating earnings before provision for income tax	146	447	377	493	494	146	1,811
Provision for income tax expense (benefit)	52	157	132	178	168	52	635
Operating earnings	94	290	245	315	326	94	1,176
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$94	$290	$245	$315	$326	$94	$1,176

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$94	$290	$245	$315	$326	$94	$1,176
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(9)	(47)	(47)	(21)	(106)	(9)	(221)
Net derivative gains (losses)	(144)	(8)	135	101	(28)	(144)	200
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	116	259	(168)	(354)	(156)	116	(419)
Other revenues	-	-	3	5	4	-	12
Policyholder benefits and claims and policyholder dividends	5	(8)	(10)	(9)	(22)	5	(49)
Interest credited to policyholder account balances	(116)	(259)	197	332	164	(116)	434
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	(20)	1	-	(19)
Amortization of negative VOBA	7	19	19	19	17	7	74
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	5	(15)	15	-	5
Provision for income tax (expense) benefit	49	16	(48)	(12)	41	49	(3)
Income (loss) from continuing operations, net of income tax	2	262	331	341	256	2	1,190
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	2	262	331	341	256	2	1,190
Less: Net income (loss) attributable to noncontrolling interest	-	-	1	2	2	-	5
Net income (loss) attributable to MetLife, Inc.	2	262	330	339	254	2	1,185
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$2	$262	$330	$339	$254	$2	$1,185

Premiums, Fees and Other Revenues (Operating)	$561	$1,720	$1,801	$1,826	$1,824	$561	$7,171

INTERNATIONAL
OTHER INTERNATIONAL REGIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

OPERATING REVENUES
Premiums	$1,103	$1,589	$1,629	$1,679	$1,529	$3,625	$6,426
Universal life and investment-type product policy fees	363	434	468	431	413	1,265	1,746
Net investment income	313	414	531	543	507	1,466	1,995
Other revenues	16	33	35	40	44	28	152
Total operating revenues	1,795	2,470	2,663	2,693	2,493	6,384	10,319

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	774	1,089	1,203	1,299	1,133	3,053	4,724
Interest credited to policyholder account balances	121	141	149	143	150	554	583
Capitalization of DAC	(269)	(395)	(440)	(412)	(396)	(775)	(1,643)
Amortization of DAC and VOBA	177	287	311	267	255	490	1,120
Amortization of negative VOBA	(8)	(17)	(22)	(15)	(10)	(8)	(64)
Interest expense on debt	1	2	-	-	(1)	3	1
Other expenses	744	990	1,095	1,063	1,016	2,233	4,164
Total operating expenses	1,540	2,097	2,296	2,345	2,147	5,550	8,885

Operating earnings before provision for income tax	255	373	367	348	346	834	1,434
Provision for income tax expense (benefit)	47	100	108	88	102	148	398
Operating earnings	208	273	259	260	244	686	1,036
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$208	$273	$259	$260	$244	$686	$1,036

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$208	$273	$259	$260	$244	$686	$1,036
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(12)	(112)	(33)	(240)	(231)	(280)	(616)
Net derivative gains (losses)	(504)	76	(261)	1,172	(202)	(347)	785
Premiums	-	22	24	23	23	-	92
Universal life and investment-type product policy fees	-	2	2	2	2	-	8
Net investment income	63	140	135	(470)	146	(72)	(49)
Other revenues	-	(1)	1	-	(1)	-	(1)
Policyholder benefits and claims and policyholder dividends	7	(23)	(189)	(159)	(20)	(264)	(391)
Interest credited to policyholder account balances	(95)	(178)	(123)	466	(126)	(95)	39
Capitalization of DAC	-	2	2	3	2	-	9
Amortization of DAC and VOBA	-	(1)	(1)	(1)	(1)	-	(4)
Amortization of negative VOBA	-	1	1	1	1	-	4
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(1)	(11)	(66)	(17)	(54)	(8)	(148)
Provision for income tax (expense) benefit	138	15	165	(310)	148	225	18
Income (loss) from continuing operations, net of income tax	(196)	205	(84)	730	(69)	(155)	782
Income (loss) from discontinued operations, net of income tax	13	(61)	1	(11)	27	22	(44)
Net income (loss)	(183)	144	(83)	719	(42)	(133)	738
Less: Net income (loss) attributable to noncontrolling interest	1	7	(3)	(12)	(2)	(5)	(10)
Net income (loss) attributable to MetLife, Inc.	(184)	137	(80)	731	(40)	(128)	748
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$(184)	$137	$(80)	$731	$(.40)	$(128)	$748

Premiums, Fees and Other Revenues (Operating)	$1,482	$2,056	$2,132	$2,150	$1,986	$4,918	$8,324

(1)    Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting the Caribbean Business as Divested businesses.

	CORPORATE & OTHER
	STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

		For the Three Months Ended					For the Year Ended
	Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

	OPERATING REVENUES
	Premiums	$5	$2	$2	$3	$3	$11	$10
	Universal life and investment-type product policy fees	-	-	-	-	-	-	-
	Net investment income	214	253	225	223	213	643	914
	Other revenues	116	83	72	110	54	391	319
	Total operating revenues	335	338	299	336	270	1,045	1,243

	OPERATING EXPENSES
	Policyholder benefits and claims and policyholder dividends	(3)	2	1	4	1	(14)	8
	Interest credited to policyholder account balances	-	-	-	-	-	-	-
	Capitalization of DAC	-	-	-	-	-	-	-
	Amortization of DAC and VOBA	2	-	-	-	1	1	1
	Amortization of negative VOBA	-	-	-	-	-	-	-
	Interest expense on debt	311	319	325	326	324	1,126	1,294
	Other expenses	113	115	116	207	189	467	627
	Total operating expenses	423	436	442	537	515	1,580	1,930
	Operating earnings before provision for income tax	(88)	(98)	(143)	(201)	(245)	(535)	(687)
	Provision for income tax expense (benefit)	(117)	(98)	(115)	(167)	(172)	(366)	(552)
	Operating earnings	29	-	(28)	(34)	(73)	(169)	(135)
	Preferred stock dividends	31	30	31	30	31	122	122
	OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(2)	$(30)	$(59)	$(64)	$(104)	$(291)	$(257)

	Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
	Operating earnings	$29	$-	$(28)	$(34)	$(73)	$(169)	$(135)
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(192)	2	(102)	88	(169)	(530)	(181)
	Net derivative gains (losses)	26	(80)	1	(30)	(2)	(61)	(111)
	Premiums	-	-	-	-	-	-	-
	Universal life and investment-type product policy fees	-	-	-	-	-	-	-
	Net investment income	190	175	170	178	132	797	655
	Other revenues	175	99	130	198	183	653	610
	Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
	Interest credited to policyholder account balances	-	-	-	-	-	-	-
	Capitalization of DAC	-	-	-	-	-	-	-
	Amortization of DAC and VOBA	-	-	-	-	-	-	-
	Amortization of negative VOBA	-	-	-	-	-	-	-
	Interest expense on debt	(99)	(92)	(92)	(97)	(43)	(411)	(324)
	Other expenses	(347)	(282)	(343)	(336)	(407)	(1,041)	(1,368)
	Provision for income tax (expense) benefit	75	60	82	17	131	188	290
	Income (loss) from continuing operations, net of income tax	(143)	(118)	(182)	(16)	(248)	(574)	(564)
	Income (loss) from discontinued operations, net of income tax	1	-	1	2	-	(2)	3
	Net income (loss)	(142)	(118)	(181)	(14)	(248)	(576)	(561)
	Less: Net income (loss) attributable to noncontrolling interest	-	-	(5)	1	2	(2)	(2)
	Net income (loss) attributable to MetLife, Inc.	(142)	(118)	(176)	(15)	(250)	(574)	(559)
	Less: Preferred stock dividends	31	30	31	30	31	122	122
	Less: Preferred stock redemption premium	-	146	-	-	-	-	146
	Net income (loss) available to MetLife, Inc.'s common shareholders	$(173)	$(294)	$(207)	$(45)	$(281)	$(696)	$(827)

	Premiums, Fees and Other Revenues (Operating)	$121	$85	$74	$113	$57	$402	$329
(1)

Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank as Divested businesses.

	METLIFE, INC. INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
		At or For the Three Months Ended
	Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
	Fixed Maturity Securities
	Yield (1)	5.31%	4.91%	4.94%	4.79%	4.90%
	Investment income (2), (3), (4)	$3,278	$3,693	$3,794	$3,721	$3,808
	Investment gains (losses) (3)	3	(163)	(105)	(186)	(478)
	Ending carrying value (2), (3)	325,391	334,409	342,607	354,611	351,011
	Mortgage Loans
	Yield (1)	5.55%	5.54%	5.50%	5.56%	5.53%
	Investment income (3), (4)	743	759	765	806	832
	Investment gains (losses) (3)	2	47	68	45	15
	Ending carrying value (3)	55,457	55,061	56,927	59,722	61,303
	Real Estate and Real Estate Joint Ventures
	Yield (1)	0.59%	2.83%	4.85%	4.67%	2.65%
	Investment income (3)	11	57	99	96	55
	Investment gains (losses) (3)	-	29	47	165	(11)
	Ending carrying value	8,030	8,042	8,234	8,197	8,563
	Policy Loans
	Yield (1)	6.04%	5.42%	5.41%	5.43%	5.35%
	Investment income	161	160	160	162	159
	Ending carrying value	11,761	11,872	11,858	11,932	11,892
	Equity Securities
	Yield (1)	6.01%	3.45%	6.04%	3.59%	4.52%
	Investment income	45	30	48	28	35
	Investment gains (losses)	4	36	(70)	(3)	14
	Ending carrying value	3,602	3,584	3,238	3,118	3,023
	Other Limited Partnership Interests
	Yield (1)	18.49%	15.14%	9.90%	11.08%	6.16%
	Investment income	283	243	159	180	99
	Investment gains (losses)	(3)	3	5	-	(4)
	Ending carrying value	6,416	6,409	6,453	6,538	6,378
	Cash and Short-term Investments
	Yield (1), (5)	0.81%	1.09%	1.09%	1.03%	0.87%
	Investment income	33	43	41	38	33
	Investment gains (losses)	1	-	1	-	1
	Ending carrying value (3)	22,302	19,455	22,026	25,901	27,750
	Other Invested Assets (1)
	Investment income	97	12	165	159	118
	Investment gains (losses) (3)	(16)	4	(7)	-	(6)
	Ending carrying value	15,430	13,693	14,900	23,138	23,628
	Total Investments
	Investment income yield (1)	5.35%	4.92%	5.08%	4.97%	4.88%
	Investment fees and expenses yield	(0.14)	(0.12)	(0.13)	(0.13)	(0.14)
	Net Investment Income Yield (1), (3), (5)	5.21%	4.80%	4.95%	4.84%	4.74%
	Investment income	$4,651	$4,997	$5,231	$5,190	$5,139
	Investment fees and expenses	(127)	(128)	(138)	(137)	(143)
	Net Investment Income including Divested businesses	4,524	4,869	5,093	5,053	4,996
	Less: Net investment Income from Divested businesses (5)	87	84	80	82	89
	Net Investment Income (3)	4,437	4,785	5,013	4,971	4,907
	Ending Carrying Value (3)	$448,389	$452,525	$466,243	$493,157	$493,548
	Investment portfolio gains (losses) including Divested businesses	$(9)	$(44)	$(61)	$21	$(469)
	Less: Investment portfolio gains (losses) from Divested businesses (5)	(6)	(3)	(6)	7	(138)
	Investment Portfolio Gains (Losses) (3), (5)	(3)	(41)	(55)	14	(331)

	Gross investment gains	297	285	348	474	247
	Gross investment losses	(180)	(243)	(288)	(199)	(328)
	Writedowns	(120)	(83)	(115)	(261)	(250)
	Investment Portfolio Gains (Losses) (3), (5)	(3)	(41)	(55)	14	(331)
	Investment portfolio gains (losses) income tax (expense) benefit	9	14	21	(5)	118
	Investment Portfolio Gains (Losses), Net of Income Tax	$6	$(27)	$(34)	$9	$(213)

	Derivative Gains (Losses) including Divested businesses	$(1,615)	$(386)	$293	$4,129	$509
	Less: Derivative gains (losses) from Divested businesses (5)	7	(2)	(9)	(139)	(13)
	Derivative gains (losses) (3), (5)	(1,622)	(384)	302	4,268	522
	Derivative gains (losses) income tax (expense) benefit	571	131	(107)	(1,496)	(171)
	Derivative Gains (Losses), Net of Income Tax	$(1,051)	$(253)	$195	$2,772	$351

(1)	Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on page 2. Asset carrying values exclude unrealized investment gains (losses), collateral received from counterparties associated with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities ("CSEs"), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)	Fixed maturity securities includes $594 million, $745 million, $863 million, $684 million and $740 million in ending carrying value, and $17 million, $28 million, $16 million, ($38) million and $25 million of investment income related to trading and other securities at or for the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

(3)

Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million, $18,459 million, $18,690 million, $17,874 and $17,411 million at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $201 million, $161 million, $147 million, $140 million and $117 million, mortgage loans of $6,840 million, $6,771 million, $6,697 million, $3,227 million and $3,138 million and cash and short-term investments of $39 million, $59 million, $21 million, $13 million and $21 million at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively; 3) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $7,652 million at December 31, 2011; 4) Net investment income adjustments as presented on page 36 within the reconciliation to Net Income; 5) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 6) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

		For the Three Months Ended
		December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
	Investment portfolio gains (losses) - in above yield table	$(9)	$(44)	$(61)	$21	$(469)
	Real estate discontinued operations	(4)	(28)	(43)	(26)	1
	Net investment gains (losses) related to CSEs	(18)	25	(16)	(7)	3
	Other gains (losses) reported in net investment gains (losses) on GAAP basis	(53)	(52)	(35)	(43)	(93)
	Net investment gains (losses) - GAAP basis	$(84)	$(99)	$(155)	$(55)	$(558)

		For the Three Months Ended
		December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
	Derivative gains (losses) - in above yield table	$(1,615)	$(386)	$293	$4,129	$509
	Investment hedge adjustments	36	39	55	70	85
	Joint venture adjustments	28	23	-	-	-
	Settlement of foreign currency earnings hedges	-	1	(4)	(5)	(4)
	PAB hedge adjustments	8	8	8	2	1
	Net derivative gains (losses) - GAAP basis	$(1,543)	$(315)	$352	$4,196	$591

(4)	Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)	Prior period yields have been recast to conform to the current period presentation to exclude from asset carrying values freestanding derivatives and collateral received from derivative counterparties. Also, net investment income, investment portfolio gains (losses), and derivative gains (losses) are presented including and excluding the impact of Divested businesses. Yields are calculated including the net investment income and ending carrying values of the Divested businesses. See page 2 for discussion of Divested businesses.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Fixed Maturity Securities
Yield (1)	5.54%	4.91%	4.93%	4.95%	4.94%
Investment income (2), (3), (4)	$12,567	$3,693	$7,487	$11,208	$15,016
Investment gains (losses) (3)	(255)	(163)	(268)	(454)	(932)
Ending carrying value (2), (3)	325,391	334,409	342,607	354,611	351,011
Mortgage Loans
Yield (1)	5.51%	5.54%	5.52%	5.54%	5.53%
Investment income (3), (4)	2,821	759	1,524	2,330	3,162
Investment gains (losses) (3)	22	47	115	160	175
Ending carrying value (3)	55,457	55,061	56,927	59,722	61,303
Real Estate and Real Estate Joint Ventures
Yield (1)	1.10%	2.83%	3.85%	4.15%	3.76%
Investment income (3)	77	57	156	252	307
Investment gains (losses) (3)	(40)	29	76	241	230
Ending carrying value	8,030	8,042	8,234	8,197	8,563
Policy Loans
Yield (1)	6.38%	5.42%	5.41%	5.46%	5.43%
Investment income	649	160	320	482	641
Ending carrying value	11,761	11,872	11,858	11,932	11,892
Equity Securities
Yield (1)	4.40%	3.45%	4.70%	4.42%	4.44%
Investment income	128	30	78	106	141
Investment gains (losses)	104	36	(34)	(37)	(23)
Ending carrying value	3,602	3,584	3,238	3,118	3,023
Other Limited Partnership Interests
Yield (1)	14.99%	15.14%	12.52%	12.07%	10.58%
Investment income	879	243	402	582	681
Investment gains (losses)	(18)	3	8	8	4
Ending carrying value	6,416	6,409	6,453	6,538	6,378
Cash and Short-term Investments
Yield (1), (5)	0.61%	1.09%	1.09%	1.10%	1.04%
Investment income	81	43	84	122	155
Investment gains (losses)	2	-	1	1	2
Ending carrying value (3)	22,302	19,455	22,026	25,901	27,750
Other Invested Assets (1)
Investment income	492	12	177	336	454
Investment gains (losses) (3)	(8)	4	(3)	(3)	(9)
Ending carrying value	15,430	13,693	14,900	23,138	23,628
Total Investments
Investment income yield (1)	5.51%	4.92%	5.00%	5.05%	5.01%
Investment fees and expenses yield	(0.14)	(0.12)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	5.37%	4.80%	4.87%	4.92%	4.88%
Investment income	$17,694	$4,997	$10,228	$15,418	$20,557
Investment fees and expenses	(465)	(128)	(266)	(403)	(546)
Net Investment Income including Divested businesses	17,229	4,869	9,962	15,015	20,011
Less: Net investment Income from Divested businesses (5)	349	84	164	246	335
Net Investment Income (3)	16,880	4,785	9,798	14,769	19,676
Ending Carrying Value (3)	$448,389	$452,525	$466,243	$493,157	$493,548
Investment portfolio gains (losses) including Divested businesses	$(193)	$(44)	$(105)	$(84)	$(553)
Less: Investment portfolio gains (losses) from Divested businesses (5)	(33)	(3)	(9)	(2)	(140)
Investment Portfolio Gains (Losses) (3), (5)	(160)	(41)	(96)	(82)	(413)

Gross investment gains	1,180	285	633	1,107	1,354
Gross investment losses	(840)	(243)	(531)	(730)	(1,058)
Writedowns	(500)	(83)	(198)	(459)	(709)
Investment Portfolio Gains (Losses) (3), (5)	(160)	(41)	(96)	(82)	(413)
Investment portfolio gains (losses) income tax (expense) benefit	46	14	35	30	148
Investment Portfolio Gains (Losses), Net of Income Tax	$(114)	$(27)	$(61)	$(52)	$(265)
Derivative Gains (Losses) including Divested businesses	$(614)	$(386)	$(93)	$4,036	$4,545
Less: Derivative gains (losses) from Divested businesses (5)	(41)	(2)	(11)	(150)	(163)
Derivative gains (losses) (3), (5)	(573)	(384)	(82)	4,186	4,708
Derivative gains (losses) income tax (expense) benefit	144	131	24	(1,472)	(1,643)
Derivative Gains (Losses), Net of Income Tax	$(429)	$(253)	$(58)	$2,714	$3,065

(1)	Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on page 2. Asset carrying values exclude unrealized investment gains (losses), collateral received from counterparties associated with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)	Fixed maturity securities includes $594 million, $745 million, $863 million, $684 million and $740 million in ending carrying value, and $234 million, $28 million, $44 million, $6 million and $31 million of investment income related to trading and other securities at or for the year-to-date period ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

(3)

Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million, $18,459 million, $18,690 million, $17,874 million and $17,411 million at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $201 million, $161 million, $147 million, $140 million and $117 million, mortgage loans of $6,840 million, $6,771 million, $6,697 million, $3,227 million and $3,138 million and cash and short-term investments of $39 million, $59 million, $21 million, $13 million and $21 million at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively ;3) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $7,652 million at December 31, 2011; 4) Net investment income adjustments as presented on page 36 within the reconciliation to Net Income; 5) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 6) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Investment portfolio gains (losses)—in above yield table	$(193)	$(44)	$(105)	$(84)	$(553)
Real estate discontinued operations	(14)	(28)	(71)	(97)	(96)
Net investment gains (losses) related to certain CSEs	6	25	9	2	5
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(207)	(52)	(87)	(130)	(223)
Net investment gains (losses) - GAAP basis	$(408)	$(99)	$(254)	$(309)	$(867)

	For the Year-to-Date Period Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Derivative gains (losses)—in above yield table	$(614)	$(386)	$(93)	$4,036	$4,545
Investment hedge adjustments	208	39	94	164	249
Joint venture adjustments	130	23	23	23	23
Settlement of foreign currency earnings hedges	-	1	(3)	(8)	(12)
PAB hedge adjustments	11	8	16	18	19
Net derivative gains (losses) - GAAP basis	$(265)	$(315)	$37	$4,233	$4,824

(4)	Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)	Prior period yields have been recast to conform to the current period presentation to exclude from asset carrying values freestanding derivatives and collateral received from derivative counterparties. Also, net investment income, investment portfolio gains (losses), and derivative gains (losses) are presented including and excluding the impact of Divested businesses. Yields are calculated including the net investment income and ending carrying values of the Divested businesses. See page 2 for discussion of Divested businesses.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,268	64.9%	$4,806	72.8%	$3,315	62.1%	$2,818	53.7%	$2,896	52.5%
20% or more for less than six months	368	5.6%	446	6.8%	825	15.5%	1,377	26.2%	1,332	24.2%
20% or more for six months or greater	1,944	29.5%	1,344	20.4%	1,197	22.4%	1,055	20.1%	1,285	23.3%
Total Gross Unrealized Losses	$6,580	100.0%	$6,596	100.0%	$5,337	100.0%	$5,250	100.0%	$5,513	100.0%

Total Gross Unrealized Gains	$13,760		$13,208		$16,178		$25,168		$25,973

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$71	29.5%	$74	34.9%	$42	36.5%	$53	23.3%	$76	25.4%
20% or more for less than six months	22	9.1%	18	8.5%	4	3.5%	89	39.0%	123	41.1%
20% or more for six months or greater	148	61.4%	120	56.6%	69	60.0%	86	37.7%	100	33.5%
Total Gross Unrealized Losses	$241	100.0%	$212	100.0%	$115	100.0%	$228	100.0%	$299	100.0%

Total Gross Unrealized Gains	$222		$283		$225		$119		$114

(1)    MetLife, Inc.'s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. corporate securities		$91,772	28.3%	$93,549	28.0%	$96,797	28.3%	$106,575	30.1%	$105,785	30.2%
Foreign corporate securities		67,888	20.9%	68,697	20.6%	70,538	20.6%	63,522	18.0%	64,018	18.3%
Foreign government securities		42,002	12.9%	45,189	13.6%	49,246	14.4%	52,959	15.0%	52,536	15.0%
Residential mortgage-backed securities (1)		45,852	14.1%	46,120	13.8%	44,615	13.1%	42,890	12.1%	42,637	12.2%
U.S. Treasury and agency securities		33,304	10.2%	35,479	10.6%	35,565	10.4%	41,834	11.8%	40,012	11.4%
Commercial mortgage-backed securities		20,675	6.4%	19,785	5.9%	19,518	5.7%	19,585	5.5%	19,069	5.4%
State and political subdivision securities		10,129	3.1%	10,961	3.3%	11,669	3.4%	13,141	3.7%	13,235	3.8%
Asset-backed securities (1)		13,168	4.1%	13,877	4.2%	13,792	4.1%	13,421	3.8%	12,979	3.7%
Other fixed maturity securities		7	0.0%	7	0.0%	4	0.0%	-	0.0%	-	0.0%
Total fixed maturity securities available-for-sale		$324,797	100.0%	$333,664	100.0%	$341,744	100.0%	$353,927	100.0%	$350,271	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$231,198	71.2%	$236,943	71.0%	$239,761	70.2%	$250,596	70.8%	$246,786	70.5%
2	Baa	68,729	21.2%	71,582	21.5%	77,066	22.5%	78,837	22.3%	78,531	22.4%
3	Ba	15,290	4.7%	15,428	4.6%	15,266	4.5%	15,348	4.3%	14,375	4.1%
4	B	8,308	2.6%	8,391	2.5%	8,489	2.5%	7,844	2.2%	8,849	2.5%
5	Caa and lower	1,142	0.3%	1,172	0.4%	1,103	0.3%	1,157	0.3%	1,668	0.5%
6	In or near default	130	0.0%	148	0.0%	59	0.0%	145	0.1%	62	0.0%
Total fixed maturity securities available-for-sale (2)		$324,797	100.0%	$333,664	100.0%	$341,744	100.0%	$353,927	100.0%	$350,271	100.0%

(1)

A reclassification from the asset-backed securities sector to the residential mortgage-backed securities sector has been made to the prior period amounts for securities backed by sub-prime mortgage loans.

(2)

Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.'s insurance subsidiaries that file NAIC statutory financial statements are based on ratings from revised NAIC rating methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Unaudited (In millions)
Traditional (3), (4)	$5,171	$5,611	$5,709	$5,697	$5,959
Real estate joint ventures and funds	2,707	2,266	2,356	2,327	2,340
Subtotal	7,878	7,877	8,065	8,024	8,299
Foreclosed	152	165	169	173	264
Total Real Estate and Real Estate Joint Ventures	$8,030	$8,042	$8,234	$8,197	$8,563

(3)	Includes wholly-owned real estate and operating real estate joint ventures.

(4)	Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGE LOANS
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011 (1),(2)
Unaudited (In millions)
Commercial mortgage loans	$37,818	$38,087	$39,050	$40,120	$40,440
Agricultural mortgage loans	12,751	12,761	12,981	12,967	13,129
Residential mortgage loans	2,231	2,399	2,657	3,424	689
Mortgage loans held-for-sale	3,321	2,435	2,805	3,740	7,526
Total Mortgage Loans	56,121	55,682	57,493	60,251	61,784
Valuation allowances	(664)	(621)	(566)	(529)	(481)
Total Mortgage Loans, net (3)	$55,457	$55,061	$56,927	$59,722	$61,303

(1) As of December 31, 2011, Residential mortgage loans with a carrying value of $3,359 million were transferred to Mortgage loans held-for-sale in connection with the pending disposition of the depository business of MetLife Bank.
(2) Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition, of $7,652 million as of December 31, 2011.
(3) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See page 31, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE (4)
	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$7,910	20.9%	$7,930	20.8%	$8,323	21.3%	$8,591	21.4%	$9,022	22.3%
Pacific	8,616	22.8%	8,052	21.1%	7,801	20.0%	8,195	20.4%	8,209	20.3%
Middle Atlantic	5,486	14.5%	5,301	13.9%	5,873	15.0%	6,535	16.3%	6,370	15.8%
International	4,095	10.8%	4,636	12.2%	4,518	11.6%	4,540	11.3%	4,713	11.7%
West South Central	2,922	7.7%	2,921	7.7%	3,019	7.7%	3,145	7.9%	3,220	8.0%
East North Central	2,900	7.7%	2,848	7.5%	3,111	8.0%	3,101	7.7%	2,984	7.3%
New England	1,310	3.5%	1,482	3.9%	1,510	3.9%	1,491	3.7%	1,563	3.9%
Mountain	811	2.2%	842	2.2%	838	2.1%	823	2.1%	746	1.8%
East South Central	461	1.2%	460	1.2%	467	1.2%	454	1.1%	487	1.2%
West North Central	643	1.7%	631	1.7%	628	1.6%	511	1.3%	365	0.9%
Multi-Region and Other	2,664	7.0%	2,984	7.8%	2,962	7.6%	2,734	6.8%	2,761	6.8%
Total	$37,818	100.0%	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%

Office	$16,857	44.6%	$16,728	43.9%	$17,951	46.0%	$19,290	48.1%	$18,582	45.9%
Retail	9,215	24.3%	9,217	24.2%	8,901	22.8%	8,564	21.3%	9,524	23.6%
Apartments	3,630	9.6%	3,536	9.3%	3,755	9.6%	4,166	10.4%	4,011	9.9%
Hotel	3,089	8.2%	3,223	8.5%	3,135	8.0%	2,982	7.4%	3,114	7.7%
Industrial	2,910	7.7%	3,138	8.2%	3,046	7.8%	3,138	7.8%	3,102	7.7%
Other	2,117	5.6%	2,245	5.9%	2,262	5.8%	1,980	5.0%	2,107	5.2%
Total	$37,818	100.0%	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%

(4) Reclassifications have been made to the prior period amounts from various regions to the Multi-Region and Other region to conform to the current period presentation.

METLIFE, INC. APPENDIX RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,225	$1,471	$1,384	$1,196	$1,429	$3,955	$5,480
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(84)	(99)	(155)	(55)	(558)	(408)	(867)
Net derivative gains (losses)	(1,543)	(315)	352	4,196	591	(265)	4,824
Premiums - Divested businesses	-	22	24	23	23	-	92
Universal life and investment-type product policy fees
Unearned revenue adjustments	(5)	(3)	1	16	-	1	14
GMIB fees	56	58	58	74	66	210	256
Divested businesses	-	2	2	2	2	-	8
Net investment income
Investment hedge adjustments	(36)	(39)	(55)	(70)	(85)	(208)	(249)
Income from discontinued real estate operations	(4)	(2)	(2)	-	-	(2)	(4)
Joint venture adjustments	(28)	(23)	-	-	-	(130)	(23)
Unit-linked contract income	211	419	(32)	(824)	(16)	211	(453)
Securitization entities income	99	92	92	97	43	411	324
Divested businesses	87	84	80	82	89	349	335
Other revenues
Settlement of foreign currency earnings hedges	—	(1)	4	5	4	-	12
Divested businesses	175	99	130	198	182	653	609
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	42	(10)	(197)	(189)	(24)	(306)	(420)
GMIB costs	(230)	(145)	(10)	411	(448)	(392)	(192)
Market value adjustments	-	(2)	(1)	(4)	-	-	(7)
Divested businesses	-	(13)	(15)	(16)	(13)	-	(57)
Interest credited to policyholder account balances
PAB hedge adjustments	(8)	(8)	(8)	(2)	(1)	(11)	(19)
Unit-linked contract costs	(211)	(435)	77	801	40	(211)	483
Divested businesses	-	(2)	(3)	(3)	(2)	-	(10)
Capitalization of DAC - Divested businesses	-	2	2	3	2	-	9
Amortization of DAC and VOBA
Related to NIGL and NDGL	138	30	(124)	(471)	(7)	(125)	(572)
Related to GMIB fees and GMIB costs	93	37	(4)	(150)	101	84	(16)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	(1)	(1)	(1)	(1)	-	(4)
Amortization of negative VOBA
Related to market value adjustments	7	19	19	19	17	7	74
Divested businesses	-	1	1	1	1	-	4
Interest expense on debt - Securitization entities debt expense	(99)	(92)	(92)	(97)	(43)	(411)	(324)
Other expenses
Noncontrolling interest	2	7	(9)	(8)	1	(7)	(9)
Regulatory implementation costs	-	(1)	(10)	(3)	(9)	-	(23)
Business combinations	(101)	(68)	(126)	(85)	(133)	(212)	(412)
Divested businesses	(246)	(231)	(258)	(268)	(310)	(825)	(1,067)
Provision for income tax (expense) benefit	526	201	75	(1,307)	186	379	(845)
Income (loss) from continuing operations, net of income tax	66	1,054	1,199	3,571	1,127	2,747	6,951
Income (loss) from discontinued operations, net of income tax	19	(41)	31	5	25	39	20
Net income (loss)	85	1,013	1,230	3,576	1,152	2,786	6.971
Less: Net income (loss) attributable to noncontrolling interest	3	7	(7)	(6)	(4)	(4)	(10)
Net income (loss) attributable to MetLife, Inc.	82	1,006	1,237	3,582	1,156	2,790	6,981
Less: Preferred stock dividends	31	30	31	30	31	122	122
Less: Preferred stock redemption premium	-	146	-	-	-	-	146
Net income (loss) available to MetLife, Inc.'s common shareholders	$51	$830	$1,206	$3,552	$1,125	$2,668	$6,713

(1)    Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the fourth quarter of 2011, MetLife, Inc. began reporting certain operations of MetLife Bank and the Caribbean Business as Divested businesses.